Amplify Treatments, Testing and Advancements ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Health Care - 98.8%(a)
Abbott Laboratories	782	$81,258
AbbVie, Inc.	484	83,016
Adaptive Biotechnologies Corp.(b)	32,229	116,669
Alnylam Pharmaceuticals, Inc.(b)	3,931	955,233
AN2 Therapeutics, Inc.(b)	6,614	14,220
Arbutus Biopharma Corp.(b)	41,271	127,527
Arcturus Therapeutics Holdings, Inc.(b)	5,890	143,421
AstraZeneca PLC - ADR	1,009	78,692

Atea Pharmaceuticals, Inc.(b)	18,419	60,967
BioCryst Pharmaceuticals, Inc.(b)	45,134	278,928
BioNTech SE - ADR(b)	5,765	463,275
Bio-Rad Laboratories, Inc. - Class A(b)	1,354	369,791
CEL-SCI Corp.(b)(d)	12,009	13,930
Chimerix, Inc.(b)	19,874	17,410
CorMedix, Inc.(b)	12,024	52,064
Cue Biopharma, Inc.(b)	10,786	13,375
CureVac NV(b)(d)	49,054	166,784
Dynavax Technologies Corp.(b)	28,625	321,459
Eli Lilly and Co.	97	87,822
Emergent BioSolutions, Inc.(b)	11,460	78,157
Enanta Pharmaceuticals, Inc.(b)	4,632	60,077
Fulgent Genetics, Inc.(b)	6,544	128,393
Gilead Sciences, Inc.	1,277	87,615
Gritstone bio, Inc.(b)	24,074	14,875
GSK PLC - ADR	1,963	75,575
HilleVax, Inc.(b)	10,874	157,238
ImmunityBio, Inc.(b)(d)	64,255	406,092
Immunocore Holdings PLC - ADR(b)	9,166	310,636
InflaRx NV(b)	13,057	22,719
Inovio Pharmaceuticals, Inc.(b)	5,746	46,425
Invivyd, Inc.(b)	26,457	29,103
Johnson & Johnson	557	81,411
Labcorp Holdings, Inc.	2,958	601,983
Merck & Co., Inc.	625	77,375
Moderna, Inc.(b)	3,794	450,537
Novavax, Inc.(b)	20,011	253,339
Ocugen, Inc.(b)(d)	56,282	87,237
OPKO Health, Inc.(b)(d)	152,428	190,535
OraSure Technologies, Inc.(b)	16,175	68,906
Pfizer, Inc.	2,831	79,211
Quest Diagnostics, Inc.	4,115	563,261
QuidelOrtho Corp.(b)	9,190	305,292
Regeneron Pharmaceuticals, Inc.(b)	81	85,133
Renovaro, Inc.(b)(d)	32,708	57,239
Sanofi SA - ADR	1,647	79,912
Scilex Holding Co.(b)	1	2
SIGA Technologies, Inc.	15,554	118,055
Takeda Pharmaceutical Co. Ltd. - ADR	6,025	77,964
Vaxart, Inc.(b)	39,212	26,166
Vaxcyte, Inc.(b)	5,397	407,527
Vir Biotechnology, Inc.(b)	29,755	264,820
XBiotech, Inc.(b)	6,754	34,716
Zai Lab, Ltd. - ADR(b)	20,595	356,911
		9,130,278
TOTAL COMMON STOCKS (Cost $19,676,183)		9,130,278

RIGHTS - 0.0%(e)	Contracts	Value
AstraZeneca PLC - CVR(b)(c)	11,792	0
Gurnet Point Capital LLC, Expires 09/23/2024, Exercise Price $0.85(b)(c)	16,557	0
TOTAL RIGHTS (Cost $0)		0

SHORT-TERM INVESTMENTS - 10.7%	Shares
Investments Purchased with Proceeds from Securities Lending - 9.9%
First American Government Obligations Fund - Class X, 4.65%(f)	919,607	919,607

Money Market Funds - 0.8%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(f)	70,636	70,636
TOTAL SHORT-TERM INVESTMENTS (Cost $990,243)		990,243

TOTAL INVESTMENTS - 109.5% (Cost $20,666,426)		$10,120,521
Liabilities in Excess of Other Assets - (9.5)%		(881,986)
TOTAL NET ASSETS - 100.0%		$9,238,535

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
CVR – Contingent Value Right
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2024.

(d)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $856,798 which represented 9.3% of net assets.
(e)	Represents less than 0.05% of net assets.
(f)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Treatments, Testing and Advancements ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	9,130,278	–	--		9,130,278
Rights	–	–	0	(a)	0	(a)
Investments Purchased with Proceeds from Securities Lending	919,607	–	–		919,607
Money Market Funds	70,636	–	–		70,636
Total Investments	10,120,521	–	0	(a)	10,120,521

Refer to the Schedule of Investments for additional information.

(a)	Amount is less than $0.50.

GERM	Balance as of 09/30/2023	Amortization/ Accretion	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases/ Acquisition	Sales	Corporate Action	Transfer In/ Out of Level 3	Balance as of 06/30/2024	Net Change in Unrealized Appreciation (Depreciation) on Securities held at 06/30/2024
Rights	$1,324	$-	$-	$(1,324)	$-	$-	$-	$-	$-	$(1,324)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

GERM	Fair Value as of 06/30/2024	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input	Impact to Valuation from an Increase to Input
Rights (AstraZeneca)	$0	Market Approach	No Market Activity	-	Increase
Rights (Gurnet Point Capital LLC)	$0	Market Approach	No Market Activity	-	Increase

Secured Borrowings (Unaudited) The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.